[CONFORMED COPY]

                                 AMENDMENT NO. 4

           AMENDMENT NO. 4 dated as of June 30, 2002 (this "AMENDMENT") to AMENDMENT No. 1 and WAIVER dated as of January 28, 2002 (as the same has heretofore been or may hereafter be amended from time to time, the "FIRST AMENDMENT AND WAIVER") relating to the Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001 (as the same has heretofore been or may hereafter be amended from time to time, the "CREDIT AGREEMENT") among FOSTER WHEELER LLC, FOSTER WHEELER USA CORPORATION, FOSTER WHEELER POWER GROUP, INC. (formerly known as FOSTER WHEELER ENERGY INTERNATIONAL, INC.), FOSTER WHEELER ENERGY CORPORATION, the Guarantors signatory thereto, the Lenders signatory thereto, BANK OF AMERICA, N.A., as Administrative Agent, WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as FIRST UNION NATIONAL BANK), as Syndication Agent, and ABN AMRO BANK N.V., as Documentation Agent, arranged by BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager, and ABN AMRO BANK N.V., WACHOVIA SECURITIES, INC. (FORMERLY KNOWN AS FIRST UNION CAPITAL MARKETS), GREENWICH NATWEST STRUCTURED FINANCE INC. and TORONTO DOMINION BANK, as Arrangers.

           The parties hereto agree as follows:

           SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

           SECTION 2. AMENDMENTS TO FIRST AMENDMENT AND WAIVER. (a) Clause (i) of the definition of "WAIVER PERIOD" in Section 1(b) of the First Amendment and Waiver is amended by changing "June 30, 2002" to "July 31, 2002".

            (b) Clause (i) of the second sentence of Section 2(g) of the First Amendment and Waiver is amended by changing "June 30, 2002" to "July 31, 2002".

           SECTION 3. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants that (i) subject in the case of Section 3.08 to matters disclosed in



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writing to the Lenders prior to the effective date of the First Amendment and
Waiver and the $30,000,000 shortfall in Consolidated Adjusted EBITDAR disclosed to the Lenders at the bank meeting held on April 4, 2002 and an additional $26,000,000 shortfall in Consolidated Adjusted EBITDAR, the representations and warranties of the Company set forth in Article 3 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Event of Default or Potential Default will have occurred and be continuing on such date, in each case after giving effect to this Amendment.

           SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

           SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

           SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

                      (a) the Administrative Agent shall have received from each of the Borrowers and the Guarantors and Lenders comprising the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

                      (b) the Administrative Agent shall have received evidence satisfactory to it of the payment by the Company of all fees and expenses owed by it pursuant to the Credit Agreement or any written agreement in connection with the First Amendment and Waiver (including without limitation the fees and expenses of Davis Polk & Wardwell, Ernst & Young Corporate Finance LLC and Peterson Consulting) for which invoices have theretofore been rendered.



                                       2


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                     IN WITNESS WHEREOF, the parties hereto have caused this
           Amendment to be duly executed as of the date first above written.

ATTEST:                                  FOSTER WHEELER LLC, as a Borrower
                                         By: Foreign Holdings Ltd.,
                                             its sole member


By /S/ LISA FRIES-GARDNER                By /S/ ROBERT D. ISEMAN
  ------------------------------            ------------------------------------
     Title: Corporate Secretary              Title:   Vice President & Treasurer



                                         FOSTER WHEELER USA CORPORATION,
                                             as a Borrower


                                         By /S/ ROBERT A. KOECKERT
                                           -------------------------------------
                                            Title: Treasurer



                                         FOSTER WHEELER POWER GROUP, INC.
                                             (formerly known as FOSTER WHEELER
                                             ENERGY INTERNATIONAL, INC.),
                                             as a Borrower


                                         By /S/ ROBERT D. ISEMAN
                                           -------------------------------------
                                             Title:   Vice President & Treasurer



                                         FOSTER WHEELER ENERGY CORPORATION,
                                             as a Borrower


                                         By /S/ ROBERT A. KOECKERT
                                           -------------------------------------
                                           Title: Treasurer

                                         FOSTER WHEELER INC.
                                             (formerly known as FOSTER WHEELER
                                             US HOLDINGS, INC.), as a Guarantor


                                         By /S/ ROBERT D. ISEMAN
                                           -------------------------------------
                                             Title:   Vice President & Treasurer



                                         FOSTER WHEELER INTERNATIONAL HOLDINGS,
                                             INC., as a Guarantor


                                         By /S/ ROBERT D. ISEMAN
                                           -------------------------------------
                                             Title:   Vice President & Treasurer



                                         FOREIGN HOLDINGS LTD., as a Guarantor


                                         By /S/ ROBERT D. ISEMAN
                                           -------------------------------------
                                             Title:   Treasurer



                                         FOSTER WHEELER LTD., as a Guarantor


                                         By /S/ ROBERT D. ISEMAN
                                           -------------------------------------
                                             Title:   Vice President & Treasurer



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                                         BANK OF AMERICA, N.A., individually
                                             and as Administrative Agent, LC
                                             Issuer and Swingline Lender


                                         By /S/ F. A. ZAGAR
                                           -------------------------------------
                                             Title:   Managing Director



                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                             individually and as Syndication
                                             Agent


                                         By /S/ CHRISTOPHER TIERNEY
                                           -------------------------------------
                                             Title:   Senior Vice President



                                         ABN AMRO BANK N.V., individually and as
                                             Documentation Agent


                                         By /S/ STEVEN C. WIMPENNY
                                           -------------------------------------
                                             Title:  Group Senior Vice President


                                         By /S/ PARKER H. DOUGLAS
                                           -------------------------------------
                                             Title:   Group Vice President



                                         TORONTO DOMINION (TEXAS), INC.


                                         By /S/ ANN S. SLANIS
                                           -------------------------------------
                                             Title:   Vice President


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                                         NATIONAL WESTMINSTER BANK PLC,
                                             NEW YORK BRANCH


                                         By
                                           -------------------------------------
                                         Title:



                                         NATIONAL WESTMINSTER BANK PLC,
                                             NASSAU BRANCH


                                         By
                                           -------------------------------------
                                         Title:



                                         THE BANK OF NOVA SCOTIA


                                         By /S/ TODD S. MELLER
                                           -------------------------------------
                                             Title:   Managing Director



                                         MERRILL LYNCH, PIERCE, FENNER & SMITH
                                             INCORPORATED


                                         By /S/ MEREDITH LIPSHER
                                           -------------------------------------
                                             Title:   GMI Debt Markets Counsel



                                         SALOMON BROTHERS HOLDING COMPANY INC.


                                         By /S/ NEYDA DARIAS
                                           -------------------------------------
                                             Title:   Assistant Vice President

                                         DEUTSCHE BANK AG NEW YORK BRANCH and/or
                                              CAYMAN ISLANDS BRANCH


                                         By
                                           -------------------------------------
                                         Title:


                                         By
                                           -------------------------------------
                                         Title:



                                         BNP PARIBAS (successor by merger to
                                             Paribas)


                                         By /S/ BARRY LIU
                                           -------------------------------------
                                             Title:   Vice President


                                         By /S/ GINA CLEMENTE
                                           -------------------------------------
                                             Title:   Managing Director



                                         PNC BANK, NATIONAL ASSOCIATION


                                         By /S/ DENNIS F. LENNON
                                           -------------------------------------
                                         Title:   Vice President



                                         SOCIETE GENERALE, NEW YORK BRANCH


                                         By /S/ MICHEL CHATAIN
                                           -------------------------------------
                                         Title:   Managing Director,
                                                  Head of Project and Sectorial
                                                  Finance, Americas

                                         WELLINGTON PARTNERS LIMITED PARTNERSHIP
                                         By:   Citadel Limited Partnership, its
                                               Portfolio Manager
                                         By:   GLB Partners, L.P., its General
                                               Partner
                                         By:   Citadel Investment Group, L.L.C.,
                                               its General Partner


                                         By
                                           -------------------------------------
                                         Title:



                                         LIBERTYVIEW FUND LLC


                                         By
                                           -------------------------------------
                                         Title:




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